EXHIBIT 10.33
                DIRECTORS AND OFFICERS LIABILITY
                        INSURANCE POLICY

                  THIS IS A "CLAIMS-FIRST-MADE"
          INSURANCE POLICY.  PLEASE READ IT CAREFULLY.

Words and phrases which appear in all capital letters have the special meanings set forth in
                    Section II - Definitions

                              AEGIS
                    ASSOCIATED ELECTRIC & GAS
                   INSURANCE SERVICES LIMITED
                        HAMILTON, BERMUDA


                          DECLARATIONS

                                        POLICY NO. D0392B1A94

                                        DECLARATIONS NO. 1

Item 1: This POLICY provides indemnification with respect to the DIRECTORS and OFFICERS of:

     IPALCO Enterprises, Inc.
     25 Monument Circle
     Indianapolis, IN  46204

Item 2: POLICY PERIOD: from the 1st day of June, 1994, to the 1st day of June, 1995 both days at 12:01 A.M. Standard Time at the address of the COMPANY.

Item 3: RETROACTIVE DATE: the 4th day of December, 1970 at 12:01 A.M. Standard Time at the address of the COMPANY.

Item 4:   A.   POLICY PREMIUM:     $230,673.
          B.   MINIMUM PREMIUM:    $ 92,269.

Item 5:   Limits of Liability:
     A.   $ 35,000,000   Each WRONGFUL ACT
     B.   $ 35,000,000   Aggregate Limit of Liability for the POLICY
                         PERIOD

Item 6:   UNDERLYING LIMITS:
          This POLICY is written as primary insurance

          A. If this POLICY is written as Primary Insurance with respect to Insuring Agreement 1(A)(2) only:
               (1)  $ 200,000 Each WRONGFUL ACT not arising from
                              NUCLEAR OPERATIONS
               (2)  $ 200,000 Each WRONGFUL ACT arising from
                              NUCLEAR OPERATIONS
          B.   If this POLICY is written as EXCESS Insurance:
               (1)  (a) $ ________ Each WRONGFUL ACT
                    (b) $ ________ In the Aggregate for all
                                   WRONGFUL ACTS
               (2)      $ ________ Each WRONGFUL ACT not covered
                                   under Underlying Insurance
               (3) In the Event of Exhaustion of the UNDERLYING LIMIT stated in Item 6(B)(1)(b) above with respect to Insuring Agreement I(A)(2) only:
                    (a) $ ________ Each WRONGFUL ACT not arising
                                   from NUCLEAR OPERATIONS

                          DECLARATIONS
                            continued

                                        POLICY NO. D0392B1A94

                                        DECLARATIONS NO. 1


               (b) $ ________ Each WRONGFUL ACT arising from
                              NUCLEAR OPERATIONS

Item 7: Any notice to be provided or any payment to be made hereunder to the COMPANY shall be made to:

          NAME      Mr. Bruce H. Smith
          TITLE          Administrator, Risk Management
          ADDRESS   Indianapolis Power & Light Company
                    25 Monument Circle
                    P.O. Box 1595 (Zip 46206-1595)
                    Indianapolis, IN  46204

Item 8: Any notice to be provided or any payment to be made hereunder to the INSURER shall be made to:

          NAME      Aegis Insurance Services, Inc.
          ADDRESS   Harborside Financial Center
                    700 Plaza Two
                    Jersey City, New Jersey 07311-3994

ENDORSEMENTS ATTACHED AT POLICY ISSUANCE:  1-3



Countersigned at Jersey City, New Jersey

On June 9, 1994

Aegis Insurance Services, Inc.


By  /s/  Karen Larson
     Authorized Representative

  POLICY OF DIRECTORS AND OFFICERS LIABILITY INSURANCE EFFECTED
    WITH ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED
                        HAMILTON, BERMUDA
             (hereinafter referred to the "POLICY")

         THIS IS A "CLAIMS-FIRST-MADE" INSURANCE POLICY.
                    PLEASE READ IT CAREFULLY.

      Words and phrases which appear in all capital letters
             have the special meanings set forth in
                    Section II - Definitions.

In consideration of the payment of premium, and in reliance upon all statements made and information furnished to Associated Electric & Gas Insurance Services Limited (hereinafter referred to as the "INSURER") by the Application attached hereto which is hereby made a part hereof, and subject to all the terms hereinafter provided, the INSURER agrees as follows:

I.   INSURING AGREEMENT

     (A)  Indemnity

          (1) The INSURER shall indemnify the DIRECTORS and OFFICERS for any and all sums which they shall become legally obligated to pay as ULTIMATE NET LOSS for which the COMPANY has not provided reimbursement, by reason of any WRONGFUL ACT which takes place during the COVERAGE PERIOD and is actually or allegedly caused, committed or attempted by the DIRECTORS or OFFICERS while acting in their respective capacities as DIRECTORS or OFFICERS, provided such ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.

          (2) The INSURER shall indemnify the COMPANY for any and all sums required to reimburse it for ULTIMATE NET LOSS it has occurred, as required or permitted by applicable common or statutory law or under provisions of the COMPANY'S Charter or Bylaws effected pursuant to such law, to indemnify DIRECTORS or OFFICERS for ULTIMATE NET LOSS which they are legally obligated to pay by reason of any WRONGFUL ACT which takes place during the COVERAGE PERIOD and is actually or allegedly caused, committed or attempted by such DIRECTORS or OFFICERS while acting in their respective capacities as DIRECTORS or OFFICERS, provided the ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.

     (B)  Limits of Liability

          (1) The INSURER shall only be liable hereunder for the amount of ULTIMATE NET LOSS in excess of the UNDERLYING LIMITS as stated in Item 6 of the Declarations as a result of each WRONGFUL ACT covered under Insuring Agreement I(A)(I) or I(A)(2) or both, and then only up to the Limit of Liability stated in Item 5A of the Declarations and further subject to the aggregate Limit of Liability stated in Item 5B of the Declarations as the maximum amount payable hereunder in the aggregate for all CLAIMS first made against the DIRECTORS or OFFICERS during both:

               (a)  the POLICY PERIOD and

               (b)  the DISCOVERY PERIOD, if purchased.

               Notwithstanding the foregoing, in the event that the INSURER cancels or refuses to renew this POLICY, and a DISCOVERY PERIOD extension is purchased by the COMPANY, then the aggregate Limit of Liability stated in Item 5B of the Declarations shall be reinstated but only with respect to CLAIMS first made against the DIRECTORS or OFFICERS during such DISCOVERY PERIOD.

          (2) Multiple CLAIMS arising out of the same WRONGFUL ACT, even if made against different DIRECTORS or OFFICERS, shall be deemed to be a single CLAIM arising from a single WRONGFUL ACT and to have been reported during the POLICY PERIOD or, if purchased, during the DISCOVERY PERIOD in which the first of such multiple CLAIMS is made against any of the DIRECTORS or OFFICERS. The Limits of Liability and UNDERLYING LIMITS, stated in Items 5 and 6 of the Declarations respectively, shall apply only once regardless of the number of CLAIMS arising out of the same WRONGFUL ACT. All interrelated acts shall be deemed to be a single WRONGFUL ACT.

          (3) The inclusion herein of more than one DIRECTOR or OFFICER, or the application of both Insuring Agreements I(A)(1) and I(A)(2), shall not operate to increase the INSURER'S Limits of Liability as stated in Item 5 of the Declarations.

          (4) With respect to ULTIMATE NET LOSS arising out of any WRONGFUL ACT in connection with service for a NOT-FOR-PROFIT ORGANIZATION as provided in Section II(E)(2), if:

               (a) such WRONGFUL ACT results in liability being imposed upon one or more DIRECTORS and OFFICERS under this POLICY and also upon directors and officers and general partners under any other directors and officers or general partner liability insurance policies issued by the INSURER to any organization; and

               (b) the total of the ULTIMATE NET LOSS under this POLICY and the ultimate net loss under such other policies issued by the INSURER equals or exceeds $35,000,000;

               the maximum amount payable by the INSURER under this POLICY in the aggregate for all ULTIMATE NET LOSS resulting from such WRONGFUL ACT shall be the lesser of the applicable Limit of Liability provided by this POLICY or the product of:

                     (i) the applicable Limit of Liability provided
                         by this POLICY divided by the total limits of liability per wrongful act applicable to such wrongful act under all policies issued by the INSURER; and

                    (ii) $35,000,000.

               If the amount paid under this POLICY with respect to such WRONGFUL ACT exceeds the COMPANY'S proportionate share of the $35,000,000 as determined above, the COMPANY shall refund such excess to the INSURER promptly.

     (C)  UNDERLYING LIMITS

          (1) If this POLICY is written as Primary Insurance with respect to Insuring Agreement I(A)(2), the UNDERLYING LIMIT for the COMPANY for each WRONGFUL ACT shall be as stated in Item 6A(1) of the Declarations, unless it is based upon, arises out of or is attributable to NUCLEAR OPERATIONS, in which event it shall be as stated in
               Item 6A(2) of the Declarations;

          (2)  If this POLICY is written as Excess Insurance:

               (a) with respect to Insuring Agreements I(A)(1) and I(A)(2), the UNDERLYING LIMIT for each WRONGFUL ACT shall be as stated in Item 6B(1)(a) of the Declarations and the maximum UNDERLYING LIMIT for all WRONGFUL ACTS shall be as stated in Item 6B(1)(b) of the Declarations;

               (b) with respect to ULTIMATE NET LOSS covered hereunder:

                     (i) in the event of reduction of the underlying
                         aggregate limit as stated in Item 6B(1)(b), the UNDERLYING LIMIT shall be such reduced underlying aggregate limit; or

                    (ii) in the event of exhaustion of the
                         underlying aggregate limit as stated in
                         Item 6B(1)(b), the UNDERLYING LIMIT shall be as stated in Item 6B(3) of the Declarations;

               (c) with respect to any WRONGFUL ACT covered hereunder but not covered under such Underlying Insurance, the UNDERLYING LIMIT shall be as stated in Item 6B(2) of the Declarations; and

               (d) nothing herein shall make this POLICY subject to the terms and conditions of any Underlying
                    Insurance.

          (3) Only payment of indemnity or defense expenses which, except for the amount thereof, would have been indemnifiable under this POLICY, may reduce or exhaust an UNDERLYING LIMIT.

          (4) In the event that both Insuring Agreement I(A)(1) and I(A)(2) are applicable to INDEMNITY and DEFENSE COST resulting from a WRONGFUL ACT then:

               (a) if this POLICY is written as Primary Insurance, the UNDERLYING LIMIT applicable to such WRONGFUL ACT shall be the UNDERLYING LIMIT stated in Item 6A of the Declarations; and

               (b) if this POLICY is written as Excess Insurance and the UNDERLYING LIMIT has been exhausted, the UNDERLYING LIMIT applicable to such WRONGFUL ACT shall be the UNDERLYING LIMIT stated in Item 6B(3);

               and there shall be no UNDERLYING LIMIT applicable with respect to coverage provided under Insuring Agreement I(A)(1).

          (5) The UNDERLYING LIMITS stated in Item 6 of the Declarations applicable to Insuring Agreement I(A)(2) shall apply to all INDEMNITY and/or DEFENSE COST for which indemnification of the DIRECTORS and/or OFFICERS by the COMPANY is legally permissible, whether or not such indemnification is granted by the COMPANY.

II.  DEFINITIONS

     A.   CLAIM:  The term "CLAIM" shall mean:

          (1) any demand, suit or proceeding against any DIRECTORS and/or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased, which seeks actual monetary damages or other relief and which may result in any DIRECTORS and/or OFFICERS becoming legally obligated to pay ULTIMATE NET LOSS by reason of any WRONGFUL ACT actually or allegedly caused, committed or attempted during the COVERAGE PERIOD by the DIRECTORS and/or OFFICERS while acting in their capacity as such; or

          (2) written notice to the INSURER during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased, by the DIRECTORS, OFFICERS and/or the COMPANY, describing with the specificity set forth in Condition (C) hereof, circumstances of which they are aware involving an identifiable WRONGFUL ACT actually or allegedly caused, committed or attempted during the COVERAGE PERIOD by the DIRECTORS and/or OFFICERS while acting in their capacity as such, which circumstances are likely to give rise to a demand, suit or proceeding being made against such DIRECTORS and/or OFFICERS.

               A CLAIM shall be deemed to be first made against a DIRECTOR or OFFICER at the earlier of the time at which a demand, suit or proceeding is first made against the DIRECTOR or OFFICER, as set forth in section (1) of this Definition or the time at which written notice is given to the INSURER, as set forth in section (2) of this Definition.

               Multiple demands or suits arising out of the same
               WRONGFUL ACT or interrelated acts shall be deemed to be a single "CLAIM".

     (B) COMPANY: The term "COMPANY" shall mean the organization(s) named in Item 1 of the Declarations and, subject to Condition
          (A) hereof, any SUBSIDIARIES of such organization(s).

     (C) COVERAGE PERIOD: The term "COVERAGE PERIOD" shall mean the period of time from the RETROACTIVE DATE to the termination of the POLICY PERIOD.

     (D) DEFENSE COST: The terms "DEFENSE COST" shall mean all expenses incurred by or on behalf of the DIRECTORS, OFFICERS or the COMPANY, where reimbursable under I(A)(2), in the investigation, negotiation, settlement and defense of any CLAIM except all salaries, wages and benefit expenses of DIRECTORS, OFFICERS or the COMPANY.

     (E) DIRECTOR and OFFICER: The terms "DIRECTOR" and "OFFICER" as used herein, either in the singular or plural, shall mean:

          (1) any person who was, is now, or shall be a director, officer or trustee of the COMPANY and any other employee of the COMPANY who may be acting in the capacity of a director, officer or trustee of the COMPANY with the express authorization of a director, officer or trustee of the COMPANY;

          (2) any director, officer or trustee of the COMPANY who is serving or has served at the specific request of the COMPANY as a director, officer or trustee of any outside NOT-FOR-PROFIT ORGANIZATION; or

          (3) the estates, heirs, legal representatives or assigns of deceased persons who were directors, officers or trustee of the COMPANY at the time the WRONGFUL ACTS upon which such CLAIMS were based were committed, and the legal representatives or assigns of directors, officers or trustees of the COMPANY in the event of their incompetency, insolvency or bankruptcy;

          provided, however, that the terms "DIRECTOR" and "OFFICER" shall not include a trustee appointed pursuant to Title 11, United States Code, or pursuant to the Securities Investor Protection Act, a receiver appointed for the benefit of creditors by Federal or State courts, an assignee for the benefit of creditors or similar fiduciary appointed under Federal or State laws for the protection of creditors or the relief of debtors.

          In the event that a CLAIM which is within the coverage afforded under this POLICY is made against any DIRECTOR or OFFICER and such CLAIM includes a claim against the lawful spouse of such DIRECTOR or OFFICER solely by reason of (a) such spousal status or (b) such spouse's ownership interest in property or assets which are sought as recovery for WRONGFUL ACTS of a DIRECTOR or OFFICER, such spouse shall be deemed to be a DIRECTOR or OFFICER hereunder, but solely with respect to such claim. In no event, however, shall the lawful spouse of a DIRECTOR or OFFICER be deemed to be a DIRECTOR or OFFICER as regards any CLAIM in respect of which there is a breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by or claimed against such spouse, acting individually or in his or her capacity as the spouse of a DIRECTOR or OFFICER.

     (F) DISCOVERY PERIOD: The term "DISCOVERY PERIOD" shall mean the period of time set forth in Condition (L).

     (G) INDEMNITY: The term "INDEMNITY" shall mean all sums which the DIRECTORS, OFFICERS or COMPANY, where reimbursable under I(A)(2), shall become legally obligated to pay as damages either by adjudication or compromise with the consent of the INSURER, after making proper deduction for the UNDERLYING LIMITS and all recoveries, salvages and other valid and collectible insurance.

     (H) INSURER: The term "INSURER" shall mean Associated Electric & Gas Insurance Services Limited, Hamilton, Bermuda, a non-assessable mutual insurance company.

     (I)  NOT-FOR-PROFIT ORGANIZATION:  The term "NOT-FOR-PROFIT
          ORGANIZATION" shall mean:

          (1) an organization, no part of the income or assets of which is distributable to its owners, stockholders or members and which is formed and operated for a purpose other than the pecuniary profit or financial gain of its owners, stockholders or members; or

          (2) a political action committee which is defined for these purposes as a separate segregated fund to be utilized for political purposes as described in the United
               States Federal Election Campaign Act (2 U.S.C.
               441b(2)(C)).

     (J) NUCLEAR OPERATIONS: The term "NUCLEAR OPERATIONS" shall mean the design, engineering, financing, construction, operation, maintenance, use, ownership, conversion or decommissioning of any "nuclear facility" as defined in the Broad Form Nuclear Energy Liability Exclusion, which is endorsed hereto.

     (K) POLICY: The term "POLICY" shall mean this insurance policy, including the Application, the Declarations and any endorsements issued by the INSURER to the organization first named in Item 1 of the Declarations for the POLICY PERIOD listed in Item 2 of the Declarations.

     (L) POLICY PERIOD: The term "POLICY PERIOD" shall mean the period of time stated in Item 2 of the Declarations.

     (M) RETROACTIVE DATE: The term "RETROACTIVE DATE" shall mean the date stated in Item 3 of the Declarations; provided, however, with respect to any WRONGFUL ACT actually or allegedly caused, committed or attempted by the DIRECTORS or OFFICERS of any SUBSIDIARY formed or acquired by the COMPANY or any of its SUBSIDIARIES after inception of the POLICY PERIOD of this POLICY, or after inception of any other policy issued by the INSURER to the COMPANY for a prior policy period, the term "RETROACTIVE DATE" shall mean the date of such formation or acquisition.

     (N) SUBSIDIARIES: The term "SUBSIDIARY" shall mean any entity more than fifty (50) percent of whose outstanding securities representing the present right to vote for election of directors are owned by the COMPANY and/or one or more of its "SUBSIDIARIES".

     (O) ULTIMATE NET LOSS: The term "ULTIMATE NET LOSS" shall mean the total INDEMNITY and DEFENSE COST with respect to each WRONGFUL ACT to which this POLICY applies.

     (P) UNDERLYING LIMITS: The term "UNDERLYING LIMITS" shall mean the amounts stated in Item 6 of the Declarations.

     (Q) WRONGFUL ACT: The term "WRONGFUL ACT" shall mean any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by any DIRECTOR or OFFICER while acting individually or collectively in their capacity as such, or claimed against them solely by reason of their being DIRECTORS or OFFICERS.

          All such interrelated breaches of duty, neglects, errors, misstatements, misleading statements or omissions actually or allegedly caused, committed or attempted by or claimed against one or more of the DIRECTORS or OFFICERS shall be deemed to be a single "WRONGFUL ACT".

III. EXCLUSIONS

     The INSURER shall not be liable to make any payment for ULTIMATE NET LOSS arising from any CLAIMS(S) made against any DIRECTOR or
     OFFICER:

     (A) (1) for any fines or penalties imposed in a criminal suit, action or proceeding;

          (2) for any fines or penalties imposed in conjunction with political contributions, payments, commissions or gratuities; or

          (3) for any other fines or penalties imposed by final adjudication of a court of competent jurisdiction or any agency or commission possessing quasi-judicial authority; or

          (4) where, at inception of the POLICY PERIOD, such DIRECTOR or OFFICER had knowledge of a fact or circumstance which was likely to give rise to such CLAIMS(S) and which such DIRECTOR or OFFICER failed to disclose or misrepresented in the Application or in the process of preparation of the Application, other than in a Renewal Application; provided, however, that this exclusion shall not apply to such CLAIM(S) made against any DIRECTOR or OFFICER other than such DIRECTOR or OFFICER who failed to disclose or misrepresented such fact or circumstance; provided further that this exclusion shall not limit the INSURER'S right to exercise any remedy available to it with respect to such failure to disclose or misrepresentation other than the remedy provided for in this Exclusion.

     (B)  with respect to Insuring Agreement I(A)(1) only:

          (1) based upon, arising out of or attributable to such DIRECTOR or OFFICER having gained any personal profit, advantage or remuneration to which such DIRECTOR or OFFICER was not legally entitled if:

               (a) a judgment or other final adjudication adverse to such DIRECTOR or OFFICER establishes that he in fact gained such personal profit, advantage or remuneration; or

               (b) such DIRECTOR or OFFICER has entered into a settlement agreement to repay such personal profit, advantage or remuneration to the COMPANY;

          (2) for an accounting of profits made from the purchase or sale by such DIRECTOR or OFFICER of securities of the COMPANY within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any other federal or state statutory or common law;

          (3) brought about or contributed to by the dishonest, fraudulent, criminal or malicious act or omission of such DIRECTOR or OFFICER if a final adjudication establishes that acts of active and deliberate dishonesty were committed or attempted with actual dishonest purpose and intent and were material to the cause of action so adjudicated; or

          (4)  where such payment would be contrary to applicable law.

     (C) for bodily injury, mental anguish, mental illness, emotional upset, sickness or disease sustained by any person, death of any person or for physical injury to or destruction of tangible property or the loss of use thereof.

     (D)  for injury based upon, arising out of or attributable to:

          (1) false arrest, wrongful detention or wrongful imprisonment or malicious prosecution;

          (2) wrongful entry, wrongful eviction or other invasion of the right of private occupancy;

          (3)  discrimination or sexual harassment;

          (4)  publication or utterance:

               (a) of a libel or slander or other defamatory or disparaging material; and

               (b)  in violation of an individual's right of privacy;
                    or

          (5) with respect to the COMPANY'S advertising activities: piracy, plagiarism, unfair competition, idea misappropriation under implied contract, or infringement of copyright, title, slogan, registered trademark, service mark, or trade name.

     (E) based upon, arising out of or attributable to the violation of any responsibility, obligation or duty imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto or by similar common or statutory law of the United States of America or any state or other jurisdiction therein.

     (F)  based upon, arising out of or attributable to:

          (1)  the rendering of advice with respect to;

          (2)  the interpreting of; or

          (3) the handling of records in connection with the enrollment, termination or cancellation of employees under the COMPANY'S group life insurance, group accident or health insurance, pension plans, employee stock subscription plans, workers' compensation, unemployment insurance, social security, disability benefits and any other employee benefit programs.

     (G) based upon, arising out of or attributable to any failure or omission on the part of the DIRECTORS, OFFICERS and/or the COMPANY to effect and maintain insurance(s) of the type and amount which is customary with companies in the same or similar business.

     (H) (1) arising from any circumstances, written notice of which has been given under any policy or any DISCOVERY PERIOD thereof, which policy expired prior to or upon the inception of this POLICY; or

          (2) which is one of the number of CLAIMS arising out of the same WRONGFUL ACT, if any CLAIM of such multiple CLAIMS was made against the DIRECTORS or OFFICERS during any policy or any DISCOVERY PERIOD thereof, which policy expired prior to or upon the inception of this POLICY.

     (I) if any other policy or policies also afford(s) coverage in whole or in part for such CLAIM(S); except, this exclusion shall not apply:

          (1) to the amount of ULTIMATE NET LOSS with respect to such CLAIM(S) which is in excess of the limit of liability of such other policy or policies and any applicable deductible or retention thereunder; or

          (2) with respect to coverage afforded such CLAIM(S) by any other policy or policies purchased or issued specifically as insurance underlying or in excess of the coverage afforded under this POLICY;

          provided always that nothing herein shall be construed to cause this POLICY to contribute with any other policy or policies or to make this POLICY subject to any of the terms of any other policy or policies.

     (J) for any WRONGFUL ACT which took place in whole or in part prior to the RETROACTIVE DATE.

     (K) by, on behalf of, in the right of, at the request of, or for the benefit of, any security holder of the COMPANY, and any DIRECTOR or OFFICER, or the COMPANY, unless such CLAIM is:

          (1) made derivatively by any shareholder of the COMPANY for the benefit of the COMPANY and such shareholder is:

               (a) acting totally independent of, and totally without the suggestion, solicitation, direction, assistance, participation or intervention of, any DIRECTOR or OFFICER, the COMPANY, or any affiliate of the COMPANY; and

               (b) not an affiliate of the COMPANY nor any entity within the definition of the term "COMPANY"; or

          (2)  made non-derivatively by a security holder who is not:

               (a)  a DIRECTOR or OFFICER; or

               (b) an affiliate of the COMPANY or any entity within the definition of the term "COMPANY"; or

          (3) made non-derivatively by an OFFICER acting totally independent of, and totally without the suggestion, solicitation, direction, assistance, participation or intervention of, any other DIRECTOR or OFFICER, the COMPANY, or any affiliate of the COMPANY and (subject to all the other exclusions and POLICY provisions) arising from the wrongful termination of that OFFICER.

     (L) where such CLAIM(S) arise out of such DIRECTOR'S or OFFICER'S activities as a director, officer or trustee of any entity other than:

          (1)  the COMPANY; or

          (2)  any outside NOT-FOR-PROFIT ORGANIZATION as provided in
               Section II(E)(2).

IV.  CONDITIONS

     (A)  Acquisition, Merger and Dissolution

          (1) (a) If, after inception of the POLICY PERIOD, the COMPANY or any of its SUBSIDIARIES forms or acquires any SUBSIDIARY whose operations are related to, arising from or associated with the production, transmission, delivery or furnishing of electricity, gas, water, or sewer service to the public or the conveyance of telephone messages for the public and whose total assets are not greater in value than the lesser of $50,000,000 or five (5) percent of the COMPANY'S total assets, coverage shall be provided for the DIRECTORS and OFFICERS of such newly formed or acquired SUBSIDIARY from the date of its formation or acquisition respectively, but only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the POLICY PERIOD which is subsequent to the formation or acquisition.

               (b) In respect of any SUBSIDIARY formed or acquired after the inception of the POLICY PERIOD and not subject to paragraph (a) above, the COMPANY shall report such formation or acquisition within ninety (90) days thereafter and, if so reported, upon payment of an additional premium and upon terms as may be required by the INSURER, coverage shall be provided for the DIRECTORS and OFFICERS of such newly formed or acquired SUBSIDIARY from the date of its formation or acquisition respectively, but only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the POLICY PERIOD which is subsequent to the formation of acquisition.

          (2) If, prior to or after inception of the POLICY PERIOD, the COMPANY or any of its SUBSIDIARIES is or has been acquired by or merged with any other entity, or is or has been dissolved, coverage under this POLICY shall continue for the POLICY PERIOD but only for DIRECTORS and OFFICERS of the COMPANY or its SUBSIDIARIES who were serving as such prior to such acquisition, merger or dissolution and only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the COVERAGE PERIOD which is prior to such acquisition, merger or dissolution.

     (B)  Non-Duplication of Limits

          To avoid the duplication of the INSURER'S Limits of Liability stated in Item 5 of the Declarations, the DIRECTORS, OFFICERS and COMPANY agree that:

          (1) in the event the INSURER provides INDEMNITY or DEFENSE COSTS for any WRONGFUL ACT under this POLICY, neither the DIRECTORS, OFFICERS nor the COMPANY shall have any right to additional INDEMNITY or DEFENSE COSTS for such WRONGFUL ACT under any other policy issued by the INSURER to the DIRECTORS, OFFICERS or COMPANY that otherwise would apply to such WRONGFUL ACT; and

          (2) in the event the INSURER provides INDEMNITY or DEFENSE COSTS for any WRONGFUL ACT under any other policy issued by the INSURER to the DIRECTORS, OFFICERS, or COMPANY, neither the DIRECTORS, OFFICERS nor the COMPANY shall have any right to additional INDEMNITY or DEFENSE COSTS for such WRONGFUL ACT under this POLICY.

     (C)  Notice of Claim

          As a condition precedent to any rights under this POLICY, the DIRECTORS, OFFICERS and/or the COMPANY, shall give written notice to the INSURER as soon as practicable of any CLAIM, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the DIRECTOR, OFFICER or COMPANY first became aware of the CLAIM, and shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

          The Application or any information contained therein for this POLICY shall not constitute a notice of CLAIM.

     (D)  Cooperation and Settlements


          In the event of any WRONGFUL ACT which may involve this POLICY, the DIRECTORS, OFFICERS or COMPANY without prejudice as to liability, may proceed immediately with settlements which in their aggregate do not exceed the UNDERLYING LIMITS. The COMPANY shall notify the INSURER of any such settlements made.

          The INSURER shall not be called upon to assume charge of the investigation, settlement or defense of any demand, suit or proceeding, but the INSURER shall have the right and shall be given the opportunity to associate with the DIRECTORS, OFFICERS and COMPANY or any underlying insurer, or both, in the investigation, settlement, defense and control of any demand, suit or proceeding relative to any WRONGFUL ACT where the demand, suit or proceeding involves or may involve the INSURER. At all times, the DIRECTORS, OFFICERS and COMPANY and the INSURER shall cooperate in the investigation, settlement and defense of such demand, suit or proceeding.

          The DIRECTORS, OFFICERS and COMPANY and their underlying insurer(s) shall, at all times, use diligence and prudence in the investigation, settlement and defense of demands, suits or other proceedings.

     (E)  Appeals

          In the event that the DIRECTORS, OFFICERS, COMPANY or any underlying insurer elects not to appeal a judgment in excess of the UNDERLYING LIMITS, the INSURER may elect to conduct such appeal at its own cost and expense and shall be liable for any taxable court costs and interest incidental thereto, but in no event shall the total liability of the INSURER, exclusive of the cost and expense of appeal exceed its Limits of Liability stated in Item 5 of the Declarations.

     (F)  Subrogation

          In the event of any payment under this POLICY, the INSURER shall be subrogated to the extent of such payment to all rights of recovery thereof, and the DIRECTORS, OFFICERS and COMPANY shall execute all papers required and shall do everything that may be necessary to enable the INSURER to bring suit in the name of the DIRECTORS, OFFICERS or COMPANY.

     (G)  Bankruptcy or Insolvency


          Bankruptcy or insolvency of the COMPANY shall not relieve the INSURER of any of its obligations hereunder.

          In the event of bankruptcy or insolvency of the COMPANY, subject to all the terms of this POLICY, the INSURER shall indemnify the DIRECTORS and OFFICERS under Insuring Agreement I(A)(1) (in excess of the UNDERLYING LIMITS, if any, applicable to Insuring Agreement I(A)(1) for ULTIMATE NET LOSS they shall become legally obligated to pay which would have been indemnified by the COMPANY and reimbursable by the INSURER under Insuring Agreement I(A)(2) but for such bankruptcy or insolvency; provided, however, that the INSURER shall be subrogated, to the extent of any payment, to the rights of the DIRECTORS and OFFICERS to receive indemnification from the COMPANY but only up to the amount of the UNDERLYING LIMITS applicable to Insuring Agreement I(A)(2) less the amount of the UNDERLYING LIMITS, if any, applicable to Insuring Agreement I(A)(1).

     (H)  Uncollectibility of Underlying Insurance


          Notwithstanding any of the terms of this POLICY which might be construed otherwise, if this POLICY is written as excess over any Underlying Insurance, it shall drop down only in the event of reduction or exhaustion of any aggregate limits contained in such Underlying Insurance and shall not drop down for any other reason including, but not limited, to, uncollectibility (in whole or in part) because of the financial impairment or insolvency of an underlying insurer. The risk of uncollectibility of such Underlying Insurance (in whole or in part) whether because of financial impairment or insolvency of an underlying insurer or for any other reason, is expressly retained by the DIRECTORS, OFFICERS and the COMPANY and is not in any way or under any circumstances insured or assumed by the INSURER.

     (I)  Maintenance of UNDERLYING LIMITS

          If this POLICY is written as Excess Insurance, it is a condition of this POLICY that any UNDERLYING LIMITS stated in
          Item 6 of the Declarations shall be maintained in full force and effect, except for reduction or exhaustion of any underlying aggregate limits of liability, during the currency of this POLICY. Failure of the COMPANY to comply with the foregoing shall not invalidate this POLICY but in the event of such failure, without the agreement of the INSURER, the INSURER shall only be liable to the same extent as it would have been had the COMPANY complied with this Condition.

     (J)  Changes and Assignment

          The terms of this POLICY shall not be waived or changed, nor shall an assignment of interest be binding, except by an endorsement to this POLICY issued by the INSURER.

     (K)  Outside NOT-FOR-PROFIT ORGANIZATION

          If any DIRECTOR or OFFICER is serving or has served at the specific request of the COMPANY as a DIRECTOR or OFFICER of an outside NOT-FOR-PROFIT ORGANIZATION, the coverage afforded by this POLICY:

          (1) shall be specifically excess of any other indemnity or insurance available to such DIRECTOR or OFFICER by reason of such service; and

          (2) shall not be construed to extend to the outside NOT-FOR-PROFIT ORGANIZATION in which the DIRECTOR or OFFICER is serving or has served, nor to any other director, officer or employee of such outside NOT-FOR-PROFIT ORGANIZATION.

     (L)  DISCOVERY PERIOD

          (1) In the event of cancellation or nonrenewal of this POLICY by the INSURER, the COMPANY shall have the right, upon execution of a warranty that all known CLAIMS and facts or circumstances likely to give rise to a CLAIM have been reported to the INSURER and payment of an additional premium to be determined by the INSURER which shall not exceed two hundred (200) percent of the Policy Premium stated in Item 4 of the Declarations, to an extension of the coverage afforded by this POLICY with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of such cancellation or nonrenewal, but only with respect to any WRONGFUL ACT committed during the COVERAGE PERIOD. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of cancellation or nonrenewal.

               The offer by the INSURER of renewal on terms, conditions or premiums different from those in effect during the POLICY PERIOD shall not constitute cancellation or refusal to renew this POLICY.

          (2) In the event of cancellation or nonrenewal of this POLICY by the COMPANY, the COMPANY shall have the right upon payment of an additional premium, which shall not exceed one hundred (100) percent of the Policy Premium stated in Item 4 of the Declarations, to an extension of coverage afforded by this POLICY with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of such cancellation or nonrenewal, but only with respect to any WRONGFUL ACT during the COVERAGE PERIOD. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of cancellation or nonrenewal.

          (3) In the event of renewal on terms and conditions different from those in effect during the POLICY PERIOD, the COMPANY shall have the right, upon execution of a warranty that all known CLAIMS and facts or circumstances likely to give rise to a CLAIM have been reported to the INSURER and payment of an additional premium to be determined by the INSURER which shall not exceed two hundred (200) percent of the Policy Premium stated in Item 4 of the Declarations, to an extension of the original terms and conditions with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of renewal, but only with respect to any WRONGFUL ACT committed during the COVERAGE PERIOD and not covered by the renewal terms and conditions. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of renewal.

     (M)  Cancellation

          This POLICY may be cancelled:

          (1) at any time by the COMPANY by mailing written notice to the INSURER stating when thereafter cancellation shall be effective; or

          (2) at any time by the INSURER by mailing written notice to the COMPANY stating when, not less than ninety (90) days from the date such notice was mailed, cancellation shall be effective, except in the event of cancellation for nonpayment of premiums, such cancellation shall be effective ten (10) days after the date notice thereof is mailed.

          The proof of mailing of notice to the address of the COMPANY stated in Item 7 of the Declarations or the address of the INSURER stated in Item 8 of the Declarations shall be sufficient proof of notice and the insurance under this POLICY shall end on the effective date and hour of cancellation stated in the notice. Delivery of such notice either by the COMPANY or by the INSURER shall be equivalent to mailing.

          With respect to all cancellations, the premium earned and retained by the INSURER shall be the sum of (a) the Minimum Premium stated in Item 4B of the Declarations plus (b) the pro-rata proportion, for the period this POLICY has been in force, of the difference between (i) the Policy Premium stated in Item 4A of the Declarations and (ii) the Minimum Premium stated in Item 4B of the Declarations.

          The offer by the INSURER of renewal on terms, conditions or premiums different from those in effect during the POLICY PERIOD shall not constitute cancellation or refusal to renew this POLICY.

     (N)  Currency

          All amounts stated herein are expressed in United States Dollars and all amounts payable hereunder are payable in United States Dollars.

     (O)  Sole Agent

          The COMPANY first named in Item 1 of the Declarations shall be deemed the sole agent of each DIRECTOR and OFFICER for the purpose of requesting any endorsement to this POLICY, making premium payments and adjustments, receipting for payments of INDEMNITY and receiving notifications, including notice of cancellation from the INSURER.

     (P)  Acts, Omissions or Warranties

          The acts, omissions or warranties of any DIRECTOR or OFFICER shall not be imputed to any other DIRECTOR or OFFICER with respect to the coverages applicable under this POLICY.

     (Q)  Arbitration and Service of Suit

          Any controversy or dispute arising out of or relating to an interpretation or breach of this POLICY, shall be settled by binding arbitration in accordance with the Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereover. The arbitration process shall be governed by and conducted in accordance with the laws of the State of New York. The terms of this POLICY are to be construed in an evenhanded fashion as between the DIRECTORS, OFFICERS or COMPANY and the INSURER in accordance with the laws of the jurisdiction in which the situation forming the basis for this controversy arose. Where the language of this POLICY is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in a manner most consistent with the relevant terms of the POLICY without regard to authorship of the language and without any presumption or arbitrary interpretation or construction in favor of either the DIRECTORS, OFFICERS or COMPANY or the INSURER. In reaching any decision the arbitrators shall give due consideration for the customs and usages of the insurance industry.

          In the event of a judgment entered against the INSURER on an arbitration award, the INSURER at the request of the DIRECTORS, OFFICERS or COMPANY, shall submit to the jurisdiction of any court of competent jurisdiction within the United States of America, and shall comply with all requirements necessary to give such court jurisdiction and all matters relating to such judgment and its enforcement shall be determined in accordance with the law and practice of such court.

          Service of process in such suit or any other suit against the INSURER, may be made upon Messrs. LeBoeuf, Lamb, Greene & MacRae, 125 West 55th Street, New York, New York 10019, and, in any suit instituted against it under this POLICY, the INSURER will abide by the final decision of such court or of any appellate court in the event of any appeal.

          Messrs. LeBoeuf, Lamb, Greene & MacRae are authorized and directed to accept service of process on behalf of the INSURER in any such suit and, upon the DIRECTORS, OFFICERS or COMPANY'S request, to give a written undertaking to the DIRECTORS, OFFICERS or COMPANY that they will enter a general appearance on the INSURER'S behalf in the event such suit is instituted.

     (R)  Severability

          In the event that any provision of this POLICY shall be declared or deemed to be invalid or unenforceable under any applicable law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portion of this POLICY.

     (S)  Non-assessability

          The COMPANY (and, accordingly, any DIRECTOR or OFFICER for whom the COMPANY acts as agent) shall only be liable under this POLICY for the premium stated in Item 4 of the Declarations. Neither the COMPANY nor any DIRECTOR or OFFICER for whom the COMPANY acts as agent shall be subject to any contingent liability or be required to pay any dues or assessments in addition to the premium described above.

IN WITNESS WHEREOF, Associated Electric & Gas Insurance Services Limited has caused this POLICY to be signed by its Chairman at Hamilton, Bermuda. However, this POLICY shall not be binding upon the INSURER unless countersigned on the Declaration Page by a duly authorized representative of the INSURER.



     /s/ Bernard J. Kennedy             /s/  J.E. Bachman
     Bernard J. Kennedy, Chairman       J.E. Bachman, President
                                   and Chief Executive Officer

      ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 1   Effective Date of Endorsement June 1, 1994

Attached to and forming part of POLICY No. D0392B1A94

COMPANY IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.



         NUCLEAR ENERGY LIABILITY EXCLUSION (BROAD FORM)

It is agreed that:

I.   This POLICY does not apply:

     (A) Under any Liability Coverage, to bodily injury or property damage:

          (1) with respect to which the DIRECTORS, OFFICERS or COMPANY under this POLICY is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters, Nuclear Insurance Association of Canada or any of their successors, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

          (2) resulting from hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the DIRECTORS, OFFICERS or COMPANY is, or had this POLICY not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     (B)  Under any Medical Payments Coverage, or under any
          Supplementary Payments provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

     (C) Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material if:

          (1) the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of the COMPANY or
               (b) has been discharged or dispersed therefrom;

          (2) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, sorted, transported or disposed of by or on behalf of the COMPANY; or

          (3) the bodily injury or property damage arises out of the furnishing by the COMPANY of services, materials, parts or equipment in connection with the planning,

         NUCLEAR ENERGY LIABILITY EXCLUSION (BROAD FORM)
                            continued


               construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion
               (3) applies only to property damage to such nuclear facility and any property thereat.

II.  As used in this Endorsement:

     hazardous properties include radioactive, toxic or explosive properties;

     nuclear material means source material, special nuclear material or byproduct material;

     source material, special nuclear material and byproduct material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

     spent fuel means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

     waste means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility;

     nuclear facility means:

     (a)  any nuclear reactor,

     (b) any equipment or device designed or used for (i) separating the isotopes of uranium or plutonium, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packing waste,

     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the COMPANY at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof; or more than 250 grams of uranium 235, or

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

     and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

     nuclear reactor means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

     property damage includes all forms of radioactive contamination of property.



/s/     Karen Larson
Signature of Authorized Representative

      ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 2   Effective Date of Endorsement June 1, 1994

Attached to and forming part of POLICY No. D0392B1A94

COMPANY IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.




       DELETION OF FAILURE TO MAINTAIN INSURANCE EXCLUSION

Section III, EXCLUSIONS (G) Failure to Maintain Insurance Exclusion, is deleted in its entirety.












/s/    Karen Larson
Signature of Authorized Representative

      ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 3   Effective Date of Endorsement June 1, 1994

Attached to and forming part of POLICY No. D0392B1A94

COMPANY IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.



      OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS

I. Definition (E) DIRECTOR and OFFICER is amended to include the following:

     (4) (a) any director, officer or trustee of the COMPANY who is named in attachment OPC-FP1 and who is serving at the specific written request of the COMPANY in the position of a director, officer or trustee of the outside FOR-PROFIT ORGANIZATION, which position and FOR-PROFIT ORGANIZATION are named in attachment OPC-FP1, while such director, officer or trustee is acting in such capacity; and

          (b) any present or former director, officer or trustee of the COMPANY who has served at the specific written request of the COMPANY in the position of a director, officer or trustee of an outside FOR-PROFIT ORGANIZATION in respect to WRONGFUL ACTS committed while such director, officer or trustee was acting in such capacity; provided, however, that such director, officer or trustee, such outside FOR-PROFIT ORGANIZATION and such position were named in an endorsement (similar to this Endorsement) to the Directors' and Officers' Policy of the INSURER in force at the time at which such director, officer or trustee was acting in such capacity.

II.  The following Definition is added to the POLICY:

     (R) FOR-PROFIT ORGANIZATION: The term "FOR-PROFIT ORGANIZATION" shall mean an organization other than a NOT-FOR-PROFIT
          ORGANIZATION.

III. Exclusion (L) is hereby deleted in its entirety and replaced with the following:

     (L) where such CLAIM(S) arises out of such DIRECTOR'S or OFFICER'S activities as a director, officer or trustee of any entity other than:

          (1)  the COMPANY; or

          (2)  any outside NOT-FOR-PROFIT ORGANIZATION as provided in
               Section II(E)(2); or

          (3) any outside FOR-PROFIT ORGANIZATION as provided in an OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS Endorsement.

IV. Notwithstanding any other provision of the POLICY to the contrary, the insurance provided by this Endorsement is specifically in excess of and shall not contribute with any indemnification or insurance provided by an outside FOR-PROFIT ORGANIZATION, to any DIRECTOR or OFFICER of the COMPANY.

      OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS
                            continued


     Under no circumstances shall the insurance provided by this Endorsement apply to:

     (1) any director, officer or trustee of the outside FOR-PROFIT ORGANIZATION who is or was not a DIRECTOR or OFFICER of the COMPANY and who is not named in attachment OPC-FP1; or

     (2)  the outside FOR-PROFIT ORGANIZATION.

V. The Limits of Liability stated in Item 5 of the Declarations and the UNDERLYING LIMITS stated in Item 6 of the Declarations shall apply to the insurance provided by this Endorsement unless a specific Limit of Liability or UNDERLYING LIMIT is stated below:

Item 5:   Limits of Liability:
          A.   $         Each WRONGFUL ACT
          B.   $         Aggregate Limit of Liability of the POLICY
                         PERIOD

Item 6.   UNDERLYING LIMITS:
          This Policy is written as          insurance

          A. If this POLICY is written as Primary Insurance with respect to Insuring Agreement I(A)(2) only:
               (1)  $    Each WRONGFUL ACT not arising from NUCLEAR
                         OPERATIONS
               (2)  $    Each WRONGFUL ACT arising from NUCLEAR
                         OPERATIONS

          B.   If this POLICY in written as Excess Insurance:
               (1)  (a)  $    Each WRONGFUL ACT
                    (b)  $    In the Aggregate for all WRONGFUL
                              ACTS
               (2)       $    Each WRONGFUL ACT not covered under
                              Underlying Insurance
               (3)  In the Event of Exhaustion of the UNDERLYING
                    LIMIT stated in Item 6(B)(1)(b) above with
                    respect to Insuring Agreement I(A)(2) only:
                    (a)  $    Each WRONGFUL ACT not arising from
                              NUCLEAR OPERATIONS
                    (b)  $    Each WRONGFUL ACT arising from
                              NUCLEAR OPERATIONS


     The Limit of Liability stated in this section is part of and not in addition to the Limits of Liability stated in Item 5 of the Declarations.




/s/   Karen Larson
Signature of Authorized Representative

      ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Attachment OPC-FP1 to Endorsement No. 3      Effective Date of Endorsement
June 1, 1994

Attached to and forming part of POLICY No. D0392B1A94

COMPANY IPALCO Enterprises, Inc.

Name, FOR-PROFIT ORGANIZATION and position of each director, officer or trustee of the COMPANY covered under Endorsement No. 3


NAME           FOR-PROFIT ORGANIZATION       POSITION

J.R. Hodowal   Tecumseh Coal Corporation     Director
Dan FitzGibbon Evergreen Media Corporation   Director
R.L. Humke     Techumseh Coal Corporation    Director